Exhibit 99.2

Vireo Growth Receives Regulatory Approval and Completes Acquisition of PharmaCann Colorado Retail Assets

MINNEAPOLIS, Minnesota, August 7, 2026 -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo” or the “Company”), a leading cannabis company and agricultural markets platform, today announced that it has received all required regulatory approvals and completed the previously announced acquisition of certain Colorado retail assets of PharmaCann Inc. (“PharmaCann”).

Total consideration for the acquired assets was approximately $49.0 million, consisting of the issuance of Vireo subordinate voting shares and the assumption of certain liabilities. The final share consideration reflects customary closing adjustments, including inventory levels, trade payables and other items as provided for in the Asset Purchase Agreement.

Since March 2026, Vireo has managed the acquired PharmaCann business pursuant to a Management Services Agreement ("MSA"), which allowed the Company to begin integrating operations and implementing its operating platform prior to closing. The acquired business includes 17 dispensaries, expanding Vireo's Colorado retail footprint to 56 operational locations.

"Receiving final regulatory approval and completing this transaction marks another important milestone in executing our disciplined acquisition strategy. Equally important, it validates the operating model we have built for integrating acquired businesses,” said Vireo Chief Executive Officer, John Mazarakis. “Over the past several months, our team has already made meaningful progress improving operations across the PharmaCann Colorado assets while continuing to invest in future growth. We've strengthened the PharmaCann leadership team, enhanced our product assortment, implemented our technology and operating systems, and made targeted capital investments throughout the business while continuing to expand the platform with an additional dispensary opening.”

Mazarakis continued, “While we're pleased with the progress to date, we believe there remains meaningful opportunity to further improve performance as these assets become fully integrated into the Vireo platform."

The completion of the transaction also marks the conclusion of the MSA entered into by the parties earlier this year. Going forward, the acquired operations will be fully integrated into Vireo's existing Colorado platform, enabling the Company to continue executing initiatives focused on operational excellence, margin expansion and long-term organic growth.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With operations in 10 states and more than 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding expectations around the PharmaCann transaction and its expected benefits; the approximate value of the consideration to be paid in the transaction; the Company’s expectations around integration of the operations of its recent acquisitions and timing thereof; and the Company’s overall business strategy and plans to execute initiatives focused on operational excellence, margin expansion and long-term organic growth. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to risks and uncertainties associated with the integration of the PharmaCann transaction, some of which are beyond the Company’s control; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the PharmaCann transaction; the effects of the proposed PharmaCann transaction on the Company and the interests of various constituents; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; the Company’s ability to dispose of its assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Contact Information:

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

(781) 956-7052